Exhibit 10.1

AGREEMENT AND AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Agreement and Amendment No. 2 to Second Amended and Restated Credit Agreement ("Agreement") dated as of October 18, 2013 ("Effective Date"), is among Gastar Exploration USA, Inc., a Delaware corporation ("Borrower"), the Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as swing line lender (in such capacity, "Swing Line Lender"), and as issuing lender (in such capacity, the "Issuing Lender").

RECITALS

A.The Borrower is party to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2013, among the Borrower, the lenders thereto from time to time (the "Lenders"), the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Issuing Lender, as amended by that certain Waiver, Agreement, and Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of July 31, 2013, among the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Issuing Lender (as so amended, the "Credit Agreement").

B.The Borrower has requested that Administrative Agent and the Lenders, subject to the terms and conditions set forth herein, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent hereby agree as follows:
Section 1.Defined Terms; Interpretation. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

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Section 1.    Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended as follows:
(i)    the defined term "Second Lien Note Issuance" is hereby deleted in its entirety; and
(ii)    references to "Daily One Month LIBOR" found in the definition of "Eurodollar Base Rate" are hereby deleted in their entirety and replaced with "One Month LIBOR";
(iii)    clause (g) of the definition of "Indebtedness" is hereby deleted in its entirety and replaced with the following:
"(g) obligations of such Person owing in respect of preferred Equity Interests of such Person that is mandatorily redeemable;"
(iv)    the following definition is added in the appropriate alphabetical order:
"'Borrower Series B Preferred Shares' shall mean shares of Series B Cumulative Preferred Securities of the Borrower."
(b)    Section 6.02 of the Credit Agreement (Indebtedness, Guaranties, and Other Obligations) is hereby amended by deleting reference to "$200,000,000" found in clause (e) thereof in its entirety and replacing it with "$325,000,000".
(c)    Section 6.05(a) of the Credit Agreement (Restricted Payments) is hereby deleted in its entirety and replaced with the following:
"(a) so long as immediately prior to and after giving effect thereto, Availability equals at least five percent (5%) of the Borrowing Base then in effect, Borrower may (i) make cash dividends due on the Borrower Series A Preferred Shares and the Borrower Series B Preferred Shares in the aggregate of no more than $20,000,000 in each calendar year or (ii) redeem Borrower Series A Preferred Shares or Borrower Series B Preferred Shares with retained earnings of the Borrower or the proceeds of an Investment from the Parent into the Borrower (provided that, if such Investment constitutes Indebtedness, such Indebtedness is subordinated to the Obligations on terms acceptable to the Required Lenders) made with retained earnings of the Parent; provided that, no such redemption shall be permitted if before or after giving effect to such a redemption, the Leverage Ratio would be greater than 2.00 to 1.00;"
(d)    Section 6.05 of the Credit Agreement (Restricted Payments) is hereby amended by deleting the "and" at the end of clause (b), relabeling clause (b) as clause (c), relabeling clause (c) as clause (d), and inserting the following as clause (b):

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"(b) Borrower may pay dividends due on the Borrower Series A Preferred Shares and the Borrower Series B Preferred Shares in (i) additional Borrower Series A Preferred Shares or Borrower Series B Preferred Shares, as applicable or (b) common Equity Interests of the Parent;"
(e)    Section 6.06 of the Credit Agreement (Investments) is amended by deleting the "and" at the end of clause (h), relabeling the current clause (i) as clause (j), and inserting the following as clause (i):
"(i) Investments by the Borrower in the Parent in connection with the receipt of common Equity Interests of the Parent by the Borrower for the purposes of paying dividends on the Borrower Series A Preferred Shares or the Borrower Series B Preferred Shares as permitted by Section 6.05(b); and"
(f)    Section 6.23 of the Credit Agreement (Equity Interests) is amended by adding the following opening clause, and uncapitalizing the first letter of the existing section:
"Except for (i) the initial issuance of the Borrower Series B Preferred Shares and (ii) issuances of Borrower Series A Preferred Shares and/or Borrower Series B Preferred Shares to pay dividends as permitted by Section 6.05(b),"
Section 2.    Representations and Warranties. Each Loan Party represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, partnership, or limited liability company power and authority of such Loan Party, as applicable, and have been duly authorized by appropriate corporate, partnership, or limited liability company action and proceedings, as applicable; (d) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) the Liens under the Security Instruments are valid and subsisting and secure the Secured Obligations; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.
Section 3.    Conditions to Effectiveness. This Agreement and the amendments provided herein shall become effective and enforceable against the parties hereto upon the receipt by the Administrative Agent of multiple original counterparts of this Agreement duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Required Lenders.
Section 4.    Effect on Loan Documents; Acknowledgments.

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(a)    The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.
(b)    The Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.
(c)    Each of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.
(d)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended prior hereto as described in the recitals, and by this Agreement.
(e)    This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
Section 5.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in its Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under its Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents.
Section 6.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile or email (i.e., PDF) signature and all such signatures shall be effective as originals.
Section 7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral

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Agent, and the Administrative Agent and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 8.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 9.    Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).
Section 10.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
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EXECUTED effective as of the date first above written.

BORROWER:

GASTAR EXPLORATION USA, INC.

By:/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President, Secretary, and Treasurer

GUARANTORS:

GASTAR EXPLORATION NEW SOUTH WALES, INC.
GASTAR EXPLORATION TEXAS, INC.
GASTAR EXPLORATION TEXAS LLC

Each By:/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President, Secretary and
Treasurer

GASTAR EXPLORATION TEXAS, LP
By:    GASTAR EXPLORATION TEXAS LLC,
    its General Partner

By:/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President, Secretary and
        Treasurer

Signature Page to
Agreement and Amendment No. 2 to
Second Amended and Restated Credit Agreement
(Gastar Exploration USA, Inc.)
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ADMINISTRATIVE AGENT/COLLATERAL AGENT/ISSUING LENDER/SWING LINE LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:/s/ Stephanie Harrell
Stephanie Harrell
Assistant Vice President

Signature Page to
Agreement and Amendment No. 2 to
Second Amended and Restated Credit Agreement
(Gastar Exploration USA, Inc.)
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LENDER:

COMERICA BANK

By:/s/ Brenton D. Bellamy
Brenton D. Bellamy
Assistant Vice President

Signature Page to
Agreement and Amendment No. 2 to
Second Amended and Restated Credit Agreement
(Gastar Exploration USA, Inc.)
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LENDER:

IBERIABANK

By:/s/ W. Bryan Chapman
W. Bryan Chapman
Executive Vice President

Signature Page to
Agreement and Amendment No. 2 to
Second Amended and Restated Credit Agreement
(Gastar Exploration USA, Inc.)
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